UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 31, 2001



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



           Arkansas                     0-6253                 71-0407808
(State or other jurisdiction of      (Commission            (I.R.S. employer
 incorporation or organization)      file number)           identification No.)




  501 Main Street, Pine Bluff, Arkansas                             71601
(Address of principal executive offices)                          (Zip Code)



                                 (870) 541-1000
              (Registrant's telephone number, including area code)

ITEM: 5   OTHER EVENTS

The following is the text of a press release issued by the registrant at 5:00 P.M. Central Standard Time on August 31, 2001.


FOR RELEASE:  Friday, August 31, 2001

              WILLIAM E. CLARK JOINS SIMMONS FIRST CORPORATE BOARD
              ----------------------------------------------------

     Pine Bluff, AR - - William E. Clark has joined the Simmons First National Corporation board of directors, according to J. Thomas May, chairman, president and chief executive officer.

     May noted, "We are very excited about having Bill Clark join the Simmons First corporate board. He is an outstanding leader in Arkansas and will make a significant contribution to our corporation in helping us achieve our goal of becoming Arkansas' premier community banking organization. He brings a wealth of business experience and banking expertise, having successfully operated his own business for several years and serving on the board of directors of another major financial institution. Bill is a visionary and progressive thinker who will complement our existing corporate board very, very well."

     Clark is chairman and chief executive officer of CDI Contractors, LLC, established in 1987. For 36 years he has been associated with C & C Electric Construction Company and Bragg's Electric Construction Company and has been president of Bragg's since 1981.

     He received his bachelor's degree, in Electrical Engineering, from the University of Arkansas at Fayetteville.

     Clark is vice chairman for the University of Arkansas board of trustees, and is a board member/ trustee for the Arkansas Arts Center Foundation, Little Rock's Fifty for the Future, Little Rock Boys Club, Ouachita Baptist University Business Advisory Council and Chairman of the Greater Little Rock Chamber of Commerce.

     He is a past chairman of the Arkansas Arts Center,  St.  Vincent  Infirmary
Medical  and  Development  Foundation,   Arkansas  Chapter  National  Electrical
Contractor's Association and Fifty for the Future.

     Clark has served on the board of Trustees for Ouachita Baptist University and the board of National Conference for Community and Justice.

     Simmons First National Corporation is a $1.9 billion financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Dumas, Rogers, Russellville, Searcy and El Dorado, Arkansas. The Company's eight banks conduct financial operations from 64 offices in 33 communities. Simmons First is the largest publicly traded financial institution headquartered in Arkansas under the ticker symbol: SFNCA.


                                     # # #


FOR MORE INFORMATION CONTACT:

Lawrence Fikes - Vice President
1.800.272.2213
lawrence.fikes@simmonsfirst.com

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    SIMMONS FIRST NATIONAL CORPORATION


Date:    August 31, 2001            /s/ Barry L. Crow
     ---------------------          -------------------------------------------
                                    Barry L. Crow, Executive Vice President
                                      and Chief Financial Officer